UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2005
PERFORMANCE FOOD GROUP COMPANY
(Exact Name of Registrant as Specified in Charter)

Tennessee	0-22192	54-0402940
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

12500 West Creek Parkway
Richmond, Virginia		23238
(Address of Principal Executive Offices)		(Zip Code)
(804) 484-7700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 SECOND AMENDED CREDIT AGREEMENT
EX-10.2 FORM OF REVOLVING CREDIT NOTE

Item 1.01 Entry Into a Material Definitive Agreement.
     On October 7, 2005, Performance Food Group Company, a Tennessee corporation (the “Company”), entered into a Second Amended and Restated Credit Agreement by and among the Company, as borrower, the lenders party thereto, Wachovia Bank, National Association, as administrative agent for the lenders thereunder (the “Administrative Agent”) and Bank of America, N.A., JPMorgan Chase Bank, N.A. and SunTrust Bank, as Syndication Agents and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International”, New York Branch, as documentation agent (the “Credit Agreement”).
     The Credit Agreement provides the Company with up to $400 million in borrowing capacity, with a $100 million sublimit for letters of credit, under a senior revolving credit facility that expires on October 7, 2010. The Company has the right, without the consent of the lenders, to increase the total amount of the facility to $600 million. Borrowings under the Credit Agreement bear interest, at the Company’s option, at the Base Rate (defined as the greater of the Administrative Agent’s prime rate or the overnight federal funds rate plus 0.50%) or LIBOR plus a spread of 0.50% to 1.25%. The Credit Agreement also provides for a fee ranging between 0.125% and 0.225% of unused commitments. The Credit Agreement contains two financial covenants which require the Company to maintain, as defined, a maximum ratio of total debt to EBITDA and a minimum ratio of EBITDA to interest expense.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
The information set forth in Item 1.01 above is incorporated by reference herein as if fully set forth herein.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
10.1	Seconded Amended and Restated Credit Agreement, dated as of October 7, 2005, by and among Performance Food Group Company, the Lenders a party thereto and Wachovia Bank, National Association, as Administrative Agent for the Lenders.

10.2	Form of Revolving Credit Note.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

By:	/s/ John D. Austin John D. Austin

Senior Vice President and Chief Financial Officer
Date: October 11, 2005

3

EXHIBIT INDEX
10.1	Second Amended and Restated Credit Agreement, dated as of October 7, 2005, by and among Performance Food Group Company, the Lenders a party thereto and Wachovia Bank, National Association, as Administrative Agent for the Lenders.

10.2	Form of Revolving Credit Note.

4